AMENDED AND RESTATED ACQUISITION AGREEMENT

THIS AGREEMENT (hereinafter “the Agreement”), is made and entered into as of the 23rd day of February, 2005, by and between CELTRON INTERNATIONAL, INC., a Nevada Corporation (“Celtron”),  its subsidiary, ORBTECH HOLDINGS, LIMITED, a South African corporation (hereinafter “Orbtech”), and Orbtech’s operating subsidiary, CREDITPIPE (PTY) LTD., a South African corporation (hereinafter “CreditPipe”), on the one hand, and KNIGHT FULLER, INC., a Delaware corporation (“Knight Fuller”), PAYCELL, INC.,  a California corporation (hereinafter “PayCell”), on the other hand, and provides as follows:

1.  RECITALS:

             This agreement is made and entered into with reference to the following facts and circumstances:

A. On September 10, 2004, Knight Fuller and Celtron entered into an acquisition agreement, whereby Knight Fuller acquired 100% of PayCell, Inc. from Celtron in exchange for 10 million shares of Knight Fuller common stock.  PayCell’s assets consisted of a license of MobilCredit technology from Celtron and its subsidiary, CreditPipe, granted on May 16, 2004, as amended on November 1, 2004.

B.  On November 1, 2004, Knight Fuller and PayCell entered into an agreement with Celtron, Orbtech, and CreditPipe, whereby Knight Fuller and PayCell agreed to acquire 50% of the common share capital of CreditPipe and a sublicense for the Postillion Switch; technology licensed to Orbtech from Mosaic Software for use in banking transactions, which technology has recently tested and proved not to be viable for credit operations in the United States.

C.  The parties wish to restructure their agreements, whereby Knight Fuller will retain ownership of 100% of PayCell, and Knight Fuller will acquire 100% of the outstanding share capital of CreditPipe.

NOW, THEREFORE, in exchange for good and valuable consideration, the parties agree as follows:

1.

 REORGANIZATION AND RESTRUCTURE OF AGREEMENTS

The agreements between Knight Fuller and Celtron, dated September 10, 2004, the agreement between Knight Fuller/PayCell and Celtron, Orbtech and CreditPipe, dated November 1, 2004, and the license agreement between Celtron and CreditPipe and Knight Fuller and PayCell dated May 16, 2004, as modified November 1, 2004, are all hereby replaced in their entirety by this agreement, and the terms and conditions of this agreement shall determine and control the rights, duties and relationships between all of the parties hereto.

3.  ACKNOWLEDGMENT OF FUNDS ADVANCED TO ORBTECH AND CREDITPIPE.

As of the date of this agreement, Knight Fuller has advanced approximately $250,000 under the November 1, 2004 acquisition agreement, to CreditPipe, in payment for fees for research and development performed by CreditPipe, and $23,000 to Orbtech, which $23,000 shall be credited toward the cash purchase price of the common stock of CreditPipe.

4.  ACQUISITION OF COMMON STOCK OF CREDITPIPE

A.  In exchange for the sum of $423,000, $23,000 of which is acknowledged as paid, Orbtech shall transfer 100% of the share capital of CreditPipe to Knight Fuller.  The remaining $400,000 shall be paid to Orbtech on a monthly basis, according to its cash flow needs, pursuant to a payment schedule to be agreed upon by the parties.

B.  Celtron shall retain 700,000 of the 10 million common shares previously advanced to Celtron in exchange for the technology acquired by PayCell, referenced in the license agreement  dated May 16, 2004, as amended November 1, 2004, and Celtron and Orbtech hereby relinquish any claim to the technology or further royalties from it.

5. REPRESENTATIONS AND WARRANTIES OF KNIGHT FULLER AND

PAYCELL

Knight Fuller and PayCell hereby represent and warrant to Celtron and Orbtech as follows:

A.  Knight Fuller is a corporation, duly formed and in good standing under the laws of the state of Delaware.  PayCell is a corporation, formed and in good standing under the laws of the state of California.  Both companies have the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein.  Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Celtron and/or PayCell, and will not contravene or violate or constitute a breach of the terms of its Articles of Incorporation, founding documents,  or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.  This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Knight Fuller and/or PayCell and will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

B.  Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Knight Fuller or PayCell is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

C.  There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Knight Fuller’s or  PayCell’s knowledge, threatened against it, at law or in equity, or before any federal, state or other governmental body.

D.  The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

E.  The execution, delivery and performance of this agreement by Knight Fuller and PayCell do not  require the consent, waiver, approval, license or authorizations of any person or public   authority which has not been obtained, does not violate, with or without the giving of  notice or the passage of time or both, any law applicable to Knight Fuller or PayCell, and does not  conflict with or result in a breach or termination of any provisions of, or constitute a  default under, or result in the creation of any lien, charge or encumbrance upon any of  the property or assets of Knight Fuller or PayCell.

           F.  Knight Fuller and PayCell have complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on its financial condition or results of operations.  All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

    6.  REPRESENTATIONS AND WARRANTIES OF CELTRON, ORBTECH AND            CREDITPIPE

Celtron, Orbtech and CreditPipe  hereby represents and warrants to Knight Fuller as follows:

A.  Celtron is a corporation, formed and in good standing under the laws of the state of Nevada.  Orbtech and CreditPipe are corporations formed and in good standing under the laws of South Africa.  Both companies have the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein.  Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Celtron, Orbtech and CreditPipe, and will not contravene or violate or constitute a breach of the terms of its Articles of Incorporation, founding documents,  or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.  This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Celtron and/or Orbtech and/or CreditPipe, and will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

  B.  Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Celtron or Orbtech is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

 C.  There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Celtron or Orbtech’s knowledge, threatened against it, at law or in equity, or before any federal, state or other governmental body.

D.  The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

E.  The execution, delivery and performance of this agreement by Celtron and Orbtech do not  require the consent, waiver, approval, license or authorizations of any person or public   authority which has not been obtained, does not violate, with or without the giving of  notice or the passage of time or both, any law applicable to Celtron, Orbtech or CreditPipe, and does not  conflict with or result in a breach or termination of any provisions of, or constitute a  default under, or result in the creation of any lien, charge or encumbrance upon any of  the property or assets of Celtron, Orbtech, or CreditPipe.

           F.  Celtron, CreditPipe and Orbtech have complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on its financial condition or results of operations.  All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

   G.  CreditPipe is the owner of all of the technology set forth herein on Exhibit “A” attached hereto, and there are no liens, encumbrances or claims on said technology by any party.

          H.  The shares of CreditPipe being transferred pursuant to this agreement represent all of the issued and outstanding share capital of CreditPipe, and there are no outstanding options to issue any common or preferred shares, and no preferred shares either authorized or outstanding.  The shares of CreditPipe being transferred pursuant to this agreement are validly and legally issued and not subject to any security interests, equities or claims.

           7.  CLOSING

 Concurrently with the Closing, CreditPipe shall deliver to Knight Fuller and PayCell certificates evidencing all of the outstanding share capital of CreditPipe, along with duly authorized and executed stock powers, and Celtron and Orbtech shall submit resolutions of their respective boards of directors authorizing this transaction and ratifying the transfer of all the share capital of CreditPipe to PayCell. The closing shall occur at the offices of PayCell, in San Jose, California, on or before February 25, 2005, and shall be deemed to have closed upon the execution of the resolution approving the transaction and the delivery of the certificate representing the shares.

          8.  NOTICES

Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

          9.    MISCELLANEOUS PROVISIONS:

This agreement shall be construed in accordance with the laws of the State of California.

This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

CELTRON INTERNATIONAL, INC.

By__________________________________

Allen Harington, President

ORBTECH HOLDINGS LIMITED

By__________________________________

Allen Harington, President

CREDITPIPE (PTY.), LTD.

By__________________________________

Ronald Pienaar

KNIGHT FULLER, INC.

By__________________________________

Stephen Hallock, Chairman/ Secretary

PAYCELL, INC.

By__________________________________

Ronald Pienaar, President

   EXHIBIT A

THE ASSETS

Mobile Commerce, a mobile based commerce solution enabling merchants to process credit card and check payments by cellular telephone (CreditMobile) and CreditNet online credit card processing Engine.

MobileCredit technology, utilizing wireless Internet Gateway technology residing on cellular telephone SIM card.

Jadeair POS technology

Push Pay technology, a mobile payment interface where payment is effected via the customer’s cellular telephone.

Payment Gateway, Shopping Cart and Credit Gate technology for online facilities which allow processing of credit card transactions.

Web technology, including MySS (My Superstore), CATS (Catalog

Store).

Internet Service Provider (ISP)

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